UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, VEREIT, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As described below in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the VEREIT, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which replaces the Company’s existing equity compensation plan adopted in 2011. A description of the material terms of the 2021 Plan is set forth in Proposal 4 in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2021 (the “Proxy Statement”), and such description is incorporated by reference herein. The above description of the 2021 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan, which is filed herewith as Exhibit 10.1 to this Current Report of Form 8-K and which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders voted, among other things, to approve an amendment to the Company’s charter (the “Articles of Amendment”) and bylaws (the “Amended and Restated Bylaws”) to allow the Company’s bylaws to be amended by the Company’s stockholders.

The Articles of Amendment amend Section 5.01 of Article V of the Company’s charter so that the Board of Directors of the Company does not have the exclusive power to amend the Amended and Restated Bylaws.

The Amended and Restated Bylaws amend Section 7.07 of the Company’s bylaws to permit the stockholders of the Company, to the extent permitted by law, to amend the bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter pursuant to a binding proposal submitted by certain qualifying stockholders. The right to amend the Amended and Restated Bylaws is subject to additional eligibility, procedural and disclosure requirements set forth in Section 7.07 of the Amended and Restated Bylaws.

The Articles of Amendment became effective upon the filing with the Maryland State Department of Assessments and Taxation on June 4, 2021, and the Amended and Restated Bylaws were effective concurrently with the acceptance for record of the Articles of Amendment.

The summaries of the Articles of Amendment and the Amended and Restated Bylaws above are qualified in their entirety by the Articles of Amendment and the Amended and Restated Bylaws filed herewith as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held its Annual Meeting and, as of April 9, 2021, the record date for the Annual Meeting, there were 229,129,303 common shares of the Company issued and outstanding and entitled to vote at the Annual Meeting.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1: Election of Director Nominees to Serve Until the 2022 Annual Meeting and Until Their Respective Successors are Duly Elected and Qualified

All of the nine director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	188,553,884	1,407,380	342,651	15,717,133
Hugh R. Frater	186,351,042	3,422,505	530,368	15,717,133
Priscilla Almodovar	188,948,612	1,020,210	335,093	15,717,133
David B. Henry	142,669,071	47,294,747	340,097	15,717,133
Mary Hogan Preusse	173,401,137	16,571,459	331,319	15,717,133
Richard J. Lieb	179,731,759	10,223,867	348,289	15,717,133
Eugene A. Pinover	187,820,192	2,137,348	346,375	15,717,133
Julie G. Richardson	179,584,685	10,380,999	338,231	15,717,133
Susan E. Skerritt	187,401,871	2,561,408	340,636	15,717,133

Proposal No. 2: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

Votes For	Votes Against	Abstentions
201,573,327	4,374,431	73,290

Proposal No. 3: Adoption of a Non-Binding Advisory Resolution Approving the Compensation of the Company’s Named Executive Officers as Described in the Company’s Proxy Statement

The Company’s stockholders adopted a non-binding advisory resolution approving the compensation of the Company’s named executive officers as described in the Company’s proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,516,956	9,500,401	286,558	15,717,133

Proposal No. 4: Approval of the VEREIT, Inc. 2021 Equity Incentive Plan

The Company’s stockholders approved the VEREIT, Inc. 2021 Equity Incentive Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,293,791	10,750,357	259,767	15,717,133

Proposal No. 5: Approval of Amendments to the Company's Charter and Bylaws

The Company’s stockholders approved the Articles of Amendment and the Amended and Restated Bylaws as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,812,587	270,709	220,619	15,717,133

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of VEREIT, Inc., dated June 4, 2021.
3.2	Amended and Restated Bylaws of VEREIT, Inc., effective June 4, 2021.
10.1	VEREIT, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary

VEREIT OPERATING PARTNERSHIP, L.P.
By: VEREIT, Inc., its sole general partner

By:	/s/ Lauren Goldberg
Name:	Lauren Goldberg
Title:	Executive Vice President, General Counsel and Secretary

Date: June 7, 2021